Subsequent Events	9 Months Ended
Sep. 30, 2019
Subsequent Events
Subsequent Events

23. Subsequent Events

The Group evaluated subsequent events through January 21, 2020, which is the date when the interim unaudited condensed consolidated financial statements were issued.

In October 2019, the Group granted 1,735,000 share options with an exercise price of £2.98 per ordinary share.

In October 2019, the Group granted awards under the LTIP up to a maximum cash amount of US$96,000 that do not stipulate performance targets. Shares under such LTIP awards are subject to the vesting schedule of 25% on each of the first, second,  third and fourth anniversaries of the date of grant.

In October 2019, the 3-year term loan facility of HK$210,000,000 (US$26,923,000) was drawn down and is due in May 2022.

In December 2019, the Group granted 400,000 share options with an exercise price of £3.59 per ordinary share and granted awards under the LTIP up to a maximum cash amount of US$6.6 million subject to performance targets.

In December 2019, the Group acquired the remaining 50% shareholding in NSPL for consideration of approximately US$8.1 million. Afterwards, the effective equity interest of the Group in NSPL changed to 99.75%.